Financial risk management - Disclosure of reconciliation of the group's cash net of debt to total consolidated equity (Detail) - EUR (€) € in Thousands	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Summary of reconciliation of the Groups cash net of debt to total consolidated equity [Line Items]
Cash net of debt	€ 40,251	€ (58,264)
Total equity	165,628	300,806	€ 290,826	€ 250,395
Total capital	€ 205,879	€ 242,542
Gearing ratio	20.00%	(24.00%)